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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): MAY 7, 2004

                       AMERICAN REAL ESTATE PARTNERS, L.P.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                              1-9516                  13-3398766
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(State of Organization)         (Commission File Number)        (IRS Employer
                                                             Identification No.)

                         100 South Bedford Road, Mt. Kisco, NY     10549
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                        (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (914) 242-7700

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

         On May 7, 2004, American Real Estate Partners, L.P ("AREP") issued a press release, a copy of which is filed as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (A) AND (B) NOT APPLICABLE.

              (C) EXHIBITS

              99.1    Press Release of AREP dated May 7, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN REAL ESTATE PARTNERS, L.P.
                           (Registrant)

                           By:      American Property Investors, Inc.
                                    General Partner


                                    By:      /s/ John P. Saldarelli
                                             -----------------------------------
                                             John P. Saldarelli
                                             Chief Financial Officer,
                                             Secretary and Treasurer

Dated:   May 7, 2004




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         EXHIBIT INDEX

         99.1     Press Release of AREP dated May 7, 2004.